UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2006

HANDY HARDWARE WHOLESALE, INC.

(Exact name of Registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation or organization)

0-15708		74-1381875
(Commission File Number)		(I.R.S. Employer Identification No.)

8300 Tewantin Drive Houston, Texas		77061
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:	(713) 644-1495

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)      On August 3, 2006 the Board of Directors of Handy Hardware Wholesale, Inc. (the “Company”) appointed J. Lynn Bradley as Chief Financial Officer of the Company. From 2004 to this present appointment, Mr. Bradley served as the Corporate Controller and Director of Tax for Flotek Industries, which manufactures and markets specialty chemicals and downhole drilling and production equipment based in Houston, Texas. From 1993-2003 he was a self-employed CPA in El Dorado, Arkansas. Mr. Bradley is 44 years old. There are no arrangements or understandings between Mr. Bradley and any other person pursuant to which he was appointed as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Handy Hardware Wholesale, Inc.

(Registrant)

Date: August 8, 2006	By:	/s/ Tina S. Kirbie
Tina S. Kirbie
President, Chief Executive Officer